                                                                    Exhibit 3.6


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                            ARTICLES OF INCORPORATION

                                       OF

                         Forjay Broadcasting Corporation

          For Use By
    The Secretary of State       (File This Form in
File No.                         Duplicate Originals)   This Space For Use By
       ----------------------                           The Secretary of State
Fee Paid $
         --------------------  (Sect. 12-14.3 of 1962 Code)
C.B.
    -------------------------
Date
    -------------------------




1. The name of the proposed corporation is   Forjay Broadcasting Corporation
                                          -------------------------------------

2. The initial registered office of the corporation is   1718 Madison Road
                                                       ------------------------
                                                           Street and Number

   located in the city of      Columbia      , county of      Richland      and
                          -------------------            ------------------

   the State of South Carolina and the name of its initial registered agent at
   such address is          John F. Maurer
                  ------------------------------------------------------------

3. The period of duration of the corporation shall be perpetual ( xxxxxxxxxx years).

4. The corporation is authorized to issue shares of stock as follows:

   Class of shares         Authorized No. of each class         Per value
   ---------------         ----------------------------         ---------
      Common                          200                         $100
   ---------------         ----------------------------         ---------
   ---------------         ----------------------------         ---------
   ---------------         ----------------------------         ---------
   ---------------         ----------------------------         ---------
   ---------------         ----------------------------         ---------
   ---------------         ----------------------------         ---------

    If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and each series within a class, are as follows:

                                                    Date
                                                        ----------------------

5.  Total authorized capital stock      $20,000
                                  --------------------------------------------

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is 3 , and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

      John F. Maurer                 1718 Madison Road, Columbia, S.C.  29204
    ---------------------            ----------------------------------------
          Name                                      Address

      Agnes C. Hunt                  3027 Kershaw St., Columbia, S.C.  29205
    ---------------------            ----------------------------------------
          Name                                      Address

      James N. Maurer                                  Florence, S.C.  29501
    ---------------------            ----------------------------------------
          Name                                      Address

    ---------------------            ----------------------------------------
          Name                                      Address

    ---------------------            ----------------------------------------
          Name                                      Address

    ---------------------            ----------------------------------------
          Name                                      Address

    ---------------------            ----------------------------------------
          Name                                      Address



8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section 2.2) (12--12.2 Supplemental Code 1962) To purchase, lease, or otherwise acquire, build, construct, establish, use, maintain, manage, operate, repair, sell, or otherwise dispose of, contract with respect to, and otherwise deal in and with respect to, radio and television broadcast stations, transmitters and studios, for the broadcast, rebroadcast, telecast, retelecast, transmission, retransmission generation, publication, reproduction, dissemination, relay, distribution, collection, or reception by electricity, magnetism or electro-magnetic or radio waves, radio, wire, cable, or other methods or means of communications (including but not limited to aural broadcasting, amplitude or frequency modulation, television, facsimile, wire, radio, telephone, telegraph, and any other means or methods now or hereafter known, devised or discovered) of writings, signs, signals, energy, pictures, graphic images, sounds or other visual or aural signals, light, heat and energy in any form, separately or in combination, and including experimental and relay stations, transmitters, receivers, studios, buildings, plants, wires, circuits, and any and all apparatus, equipment, instruments, systems, and devices incidental or necessary thereto.

    To apply to the Federal Communications Commission of the United States or other agency, body, office, administrator, commission, or *

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:


                                      NONE


* authority and to receive, hold, and enjoy and dispose of any and all licenses, permits, authorizations and grants necessary, appropriate, or convenient therefor.

10. The name and address of each incorporator is:

    Name          Street & Box No.        City           County        State

John F. Maurer   1718 Madison Road,     Columbia,       Richland,      S. C.

Agnes C. Hunt    3027 Kershaw Street,   Columbia,       Richland       S. C.


                                                 -----------------------------
                                                 (Signature of Incorporator)

Date: February 1, 1972

                                                 -----------------------------
                                                      (Type or Print Name)


                                                 -----------------------------
                                                  (Signature of Incorporator)


                                                 -----------------------------
                                                      (Type or Print Name)


                                                 -----------------------------
                                                   (Signature of Incorporator)


                                                 -----------------------------
                                                       (Type or Print Name)

                      APPLICATION TO RESERVE CORPORATE NAME
                       (for period not exceeding 120 days)


         For Use By
   The Secretary of State
File No.
       -------------------    STATE OF SOUTH CAROLINA
Fee Paid $                  OFFICE OF SECRETARY OF STATE This Space For Use By
          ----------------                               The Secretary of State
C.B.
    ----------------------  (File This Form in Duplicate)
Date                               Filing Fee $5.00
    ----------------------


    Pursuant to Section 3.2 of the South Carolina Business Corporation Act of 1962, the undersigned hereby applies to the Secretary of State to reserve the following corporate name: (12-13.2 Supplement Code 1962)

                         Forjay Broadcasting Corporation
--------------------------------------------------------------------------------

for a period of one hundred twenty days from the date of filing of this application. The purpose for reservation is (see instructions below)

that the undersigned intends to organize a domestic corporation by that
--------------------------------------------------------------------------------
name under the Act of 1962.
--------------------------------------------------------------------------------

Name of applicant        Thomas B. Pollard, Jr.
                 ---------------------------------------------------------------

State whether individual, foreign or domestic corporation       Individual
                                                         -----------------------

Address of applicant   1231 Washington Street, Columbia, South Carolina 29201
                    ------------------------------------------------------------

Date January 26, 1972
    ------------------
                                               Thomas B. Pollard, Jr.
                                           --------------------------------
                                                   (Applicant)


                                        By
                                          --------------------------------

                                                     Attorney
                                          ---------------------------------
                                                      (Title)



    (a) The exclusive right to the use of a corporate name not prohibited by
Section 3.1 (Corporate Name) may be reserved by:

(1) Any person intending to organize a corporation under this Act.

(2) Any domestic corporation intending to change its name.

(3) Any foreign corporation intending to apply for a certificate of authority to do business in this State.

(4) Any foreign corporation authorized to do business in this State and intending to change its name.

(5) Any person intending to organize a foreign corporation and intending to have such corporation apply for a certificate of authority to do business in this State.

                                   Date   January 28, 1972
                                        --------------------

                                   CERTIFIED TO BE A TRUE AND CORRECT COPY AS
                                   TAKEN FROM AND COMPARED WITH THE ORIGINAL
                                   ON FILE IN THIS OFFICE

                                   /s/
                                   ------------------------------------------
                                   SECRETARY OF STATE OF SOUTH CAROLINA

STATE OF SOUTH CAROLINA   )
                          } ss.:
COUNTY OF RICHLAND        )


The undersigned      John F. Maurer and Agnes C. Hunt
                --------------------------------------------------------------

------------------------------------------------------------------------------

do hereby certify that they are the incorporators of Forjay Broadcasting Corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

                               /s/ John F. Maurer
--------------------------------------------------------------------------------
                                                 (Signature of Incorporator)


                               /s/ Agnes C. Hunt
--------------------------------------------------------------------------------
                                                 (Signature of Incorporator)


--------------------------------------------------------------------------------
                                                 (Signature of Incorporator)
                                                (Each Incorporator Must Sign)


                             CERTIFICATE OF ATTORNEY

11. I, Thomas B. Pollard, Jr. , an attorney licensed to practice in the Sate of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1962, relating to organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.


Date     February 1, 1972      /s/ Thomas B. Pollard, Jr.
    ----------------------------------------------------------------------------
                                                         (Signature)


                                   Thomas B. Pollard, Jr.
--------------------------------------------------------------------------------
                                                         (Type or Print Name)


                                    Address  1231 Washington Street, 9th Floor
                                           -------------------------------------
                                             Columbia, South Carolina 29201
                                           -------------------------------------



SCHEDULE OF FEES
(Payable at time of filing Articles of With Secretary of State)

 Fee for filing Articles .......................$      5.00
 In addition to the above, $.40 for each
 $1,000.00 of the aggregate value of shares
 which the Corporation is authorized to
 issue, but in no case less than ...............      40.00
 nor more than .................................   1,000.00

NOTE. THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED
      FOR FILING.